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                            STOCK PURCHASE AGREEMENT

         AGREEMENT dated as of this 21st day of May, 1996 by and among U.S. Alcohol Testing of America, Inc., a Delaware corporation (the "Purchaser"), having its principal place of business at 10410 Trademark Street, Rancho Cucamonga, California 91730, Robert Stutman ("R. Stutman") having an address at 7394 Panache Way, Boca Raton, Florida, Brian Stutman ("B. Stutman"), having an address at 7394 Panache Way, Boca Raton, Florida, and Michael Rochelle ("M. Rochelle"), having an address at 7394 Panache Way, Boca Raton, Florida, Sandra DeBow ("DeBow") having an address at 119 Winthrop Road, Unit 5C, Brookline, Massachusetts 02146 and Kimberly Rochelle ("K. Rochelle"), having an address at 7394 Panache Way, Boca Raton, Florida, (R. Stutman, B. Stutman, M. Rochelle, K. Rochelle and DeBow are hereinafter collectively referred to as the "Sellers").

                               W I T N E S S E T H :

         WHEREAS, the Sellers own all of the issued and outstanding shares of common stock of Robert Stutman & Associates, Inc. (the "Company");

         WHEREAS, the Sellers desire to transfer, convey and assign, and the Purchaser desires to purchase and acquire, all of the issued and outstanding shares of the common stock of the Company on the terms and conditions hereinafter set forth; and
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         WHEREAS, the Company is engaged in the business of providing consulting services regarding substance abuse in the work place and designing and implementing substance abuse programs (hereinafter referred to as the "Purchased Business").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

         1.      TRANSFER OF ASSETS

                 1.1 Purchased Assets. The Sellers hereby transfer, convey, sell and assign to the Purchaser and the Purchaser hereby purchases from each of the Sellers the shares of the common stock of the Company, no par value per share (the "Common Stock"), set forth below:

                     R. Stutman  - 42.2 shares of Common Stock

                     B. Stutman  - 28.2 shares of Common Stock

                     M. Rochelle -    6  shares of Common Stock

                     K. Rochelle -    2 shares of Common Stock

                     DeBow       -  1.6 shares of Common Stock (the shares of
                                    the Common Stock owned by the Sellers are hereinafter collectively referred to as the "Shares")

                 1.2 Instruments of Conveyance. Upon the execution hereof, the Sellers shall deliver to the Purchaser the

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certificate for the Shares, together with stock powers duly endorsed in blank.

         2.      PURCHASE PRICE

                 2.1 Amount of Purchase Price. In consideration of the transfer, conveyance sale and assignment of the Shares, the Purchaser shall pay to the Sellers in the aggregate the following:

                          (i) Two Million One Hundred Thousand ($2,100,000)
Dollars payable upon the execution hereof by certified or bank cashier's check;

                          (ii) Four Hundred Thousand ($400,000) Dollars payable
by the delivery of a promissory note to each of R. Stutman and B. Stutman in the amounts set forth in Schedule 2.2 (the "Notes"). The Notes shall be in the form of Exhibit "A" annexed hereto;

                          (iii) Five Hundred Thousand (500,000) Shares of the
Common Stock of the Purchaser, $.01 par value per share (the "USAT Common Stock"), valued at $3.125 per share (the "Purchase Price Stock");

                          (iv) Warrants to purchase 900,000 Shares of the USAT
Common Stock (the "Purchase Price Warrants"). The Purchase Price Warrants shall have an exercise price of $3.125 per share and shall have a term of three years. The Purchase Price Warrants shall be in the form of Exhibit "B" annexed hereto.

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                 2.2 ALLOCATION. The Sellers hereby direct the Purchaser to allocate the payment of the Purchase Price in accordance with Schedule 2.2 hereof.

                 2.3 TERMS OF NOTES. Each of the Notes shall be payable on May 20, 1997, together with accrued interest at a rate of 7.5% per annum, and shall be mandatorily prepayable in full upon the Purchaser's receipt of net proceeds of Seven Million ($7,000,000) Dollars from the exercise, after April 17, 1996, of warrants of the Purchaser. The payment of the Notes shall be secured by a first lien on certain assets of the Purchaser. The security interest shall be granted pursuant to a security agreement in the form of Exhibit "C" annexed hereto

                 2.4 REGISTRATION RIGHTS. The Purchaser shall grant registration rights to the Sellers pursuant to which the Purchaser shall register under the Securities Act of 1933, as amended, the Purchase Price Stock and the shares of the USAT Common Stock underlying the Purchase Price Warrants on the first registration statement filed by the Purchaser after the Closing other than a registration statement on Form S-8 or S-4. The registration rights shall be granted pursuant to Registration Rights Agreement in the form of Exhibit "D" annexed hereto.

         3. CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution hereof on May 21, 1996, ("Closing Date"). The Closing shall be held on the Closing Date at the offices of Gold

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& Wachtel, LLP 110 East 59th Street, New York, New York, or at such other place as may be agreed to by the Purchaser and the Seller.

         4. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The Sellers, jointly and severally, represent and warrant to the Purchaser as follows:

                 4.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite power and authority, corporate or otherwise, to own, lease and operate its properties and to carry on its business as and in the places where such properties are now owned, leased or operated or such business is now being conducted. Complete and correct copies of the Certificate of Incorporation of the Company and all amendments thereto, certified in each case by the Clerk of the State of the state of incorporation, and of the By-Laws of the Company and all amendments thereto, certified by the Secretary of the Company, have been heretofore delivered to the Purchaser. The Company is duly qualified to do business and is in good standing in all jurisdictions (each such jurisdiction is set forth in Schedule 4.1 hereto) in which such qualification is necessary because of the character of the properties owned, leased or operated by it or the nature of its activities. The Company has not taken any action and has not failed to take any action, which action or failure would preclude or prevent the

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Purchaser from conducting the business of the Company in the manner heretofore conducted. The Seller does not have any subsidiaries.

                 4.2 CAPITALIZATION. The Company has no authorized or outstanding securities other than the Common Stock, which consists of One Hundred (100) authorized shares, of which Eighty (80) shares are issued and outstanding. Twenty (20) shares of the Common Stock are reserved for issuance and there are seventeen (17) shares in the treasury of the Company. All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, and, except as set forth on Schedule 4.2, there are no authorized, issued or outstanding securities of the Seller convertible into Common Stock nor are there any outstanding options, warrants, agreements, rights or commitments of any kind relating to the authorized but unissued shares of the Common Stock. All transfer taxes, if any, with respect to transfer of securities of the Company made prior to the date hereof have been fully paid. The eighty (80) issued and outstanding shares of the Common Stock are owned, both beneficially and of record, by the Sellers as set forth in Section 1.1 hereof and are free and clear of any and all security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, mortgages, indentures, security agreements, shareholders agreements or other contracts (whether or not relating in any way to credit or the

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borrowing of money) and the Sellers have the unrestricted right to sell the
Shares to the Purchaser.

                 4.3 AUTHORIZATION, VALIDITY AND ENFORCEABILITY. This
Agreement has been duly executed and delivered by each of the Sellers and constitutes the legal, valid and binding obligation of each of the Sellers, and each of the other Transaction Documents to which any of the Sellers is a party will, upon due execution and delivery thereof, constitute the legal, valid and binding obligation of each of the Sellers, in each case enforceable against each of the Sellers in accordance with the terms hereof or thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditor's rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or equity). "Transaction Documents" means the Security Agreement, Registration Rights Agreement, Notes and Purchase Price Warrants and any other agreements or instruments required to be executed by the Sellers or Purchaser in connection with the transactions contemplated in this Agreement.

                 4.4 NO VIOLATION OR BREACH BY THE SELLERS. The execution, delivery and performance by each of the Sellers of this Agreement and the other Transaction Documents to which any of the Sellers is a party, and the consummation of the

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transactions contemplated hereby and thereby, do not and will not conflict with, result in a violation or breach of, constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) or give rise to any right of termination or acceleration of any right or obligation of any of the Sellers under, or result in the creation or imposition of any lien or encumbrance of any kind upon any assets or properties of any of the Sellers, by reason of the terms of, (a) any contract, agreement, lease, license, mortgage, note, bond, debenture or other instrument or obligation to which any of them is a party or by or to which any of them or their respective assets or properties may be bound or subject, or (b) any order, writ, judgment, injunction, award, decree, law, statute, rule or regulation applicable to any of them.

                 4.5 CONSENTS AND APPROVALS. No consent, approval, authorization license or order of, registration or filing with, or notice to, any foreign, federal, state, local or other court, administrative agency or commission, other governmental authority or regulatory body (each, a "Governmental Authority") or any other Person is necessary to be obtained, made or given by any of the Sellers in connection with the execution, delivery and performance by any of the Sellers of this Agreement or any other Transaction Document to which any of the Sellers is a party or in connection with the consummation by the Sellers of the transactions contemplated hereby or thereby. For purposes of this Agreement "Person" means any individual, corporation,

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partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or other entity or organization, including any government or political subdivision or any agency or instrumentality thereof.

                 4.6 LEGAL PROCEEDINGS. There is no pending or overtly threatened action, suit, claim, proceeding or investigation before any Governmental Authority against or involving any of the Sellers which, if adversely determined, would, individually or in the aggregate together with all such actions, suits, claims, proceedings or investigations, have a material adverse effect on the ability of any of them to perform his obligations, or consummate the transactions contemplated, hereunder or under any other Transaction Document to which any of the Sellers is a party. None of the Sellers is bound by or subject to any order, judgment, injunction, award or decree of any Governmental Authority or arbitration tribunal which has had or is reasonably likely to have a material adverse effect on the ability of any of them to perform his obligations, or consummate the transactions contemplated, hereunder or under any other Transaction Document to which any of the Sellers is a party.

                 4.7 FINANCIAL STATEMENTS. The Sellers have heretofore delivered to the Purchaser a copy of the Company's financial statements for the one year period ended December 31, 1995 and the period commencing January 1, 1996 and ended May 16, 1996 which have been prepared by the Company, and have been prepared

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in accordance with generally accepted accounting principles consistently applied throughout the periods indicated (the "Financial Statements"). The Financial Statements (a) are true, correct and complete, (b) are in accordance with the books and records of the Company, and (c) fairly, completely and accurately present the financial condition of the Company at the dates specified or the results of its operations for the periods covered. Except for (a) liabilities reflected or reserved against in the Financial Statements, (b) liabilities reflected in Schedule 4.7 hereto, or (c) liabilities incurred in the ordinary course of business since May 16, 1996, the Company has no material liabilities or obligations.

                 4.8 TITLE. Except as set forth on Schedule 4.8 hereto, the Company owns outright, and has good and marketable title to, all of its assets, free and clear of any mortgage, lien, security interest, pledge, charge, claim, conditional sale or other agreement, lease, right or encumbrance of any sort. Each such asset is in good operating condition and repair, is adequate and suitable for the purposes for which it is being used and has been maintained and repaired on a regular basis so as to preserve its utility and value and no expenditure is required to put it in such condition and repair. The assets will include all assets and properties (real, personal and mixed, tangible and intangible) and all rights necessary or desirable to permit the Purchaser to carry on the Purchased Business as presently conducted by the Company.

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                 4.9 ADVERSE CHANGES. Except as set forth in Schedule 4.9
hereto, since May 16, 1996, there have been no material adverse changes in the condition (financial or otherwise), assets, liabilities, earnings, properties, business or prospects of the Company and the Company has not;

                     4.9.1 authorized, issued, sold or converted any of its securities, or entered into any agreement with respect thereto;

                     4.9.2 incurred any damage, destruction or similar loss, whether or not covered by insurance, adversely affecting the business, assets or properties of the Company;

                     4.9.3 other than in the ordinary course of business, sold, assigned, transferred or otherwise disposed of any of its tangible or intangible assets or intellectual properties, including, without limitation, any trademark, trade name, copyright, license, franchise, design or other intangible asset or intellectual property right;

                     4.9.4 other than in the ordinary course of business, mortgaged, pledged, granted or suffered to exist any lien, security interest or other encumbrance or charge on any of their assets or properties, tangible or intangible;

                     4.9.5 other than in the ordinary course of business, waived any rights of material value or canceled, discharged, satisfied or paid any debt, claim, lien, security interest, encumbrance, liability or obligation, whether absolute,

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accrued, contingent or otherwise and whether due or to become due;

                     4.9.6 incurred any obligation or liability (absolute or contingent, liquidated or unliquidated, choate or inchoate), except current obligations and liabilities incurred in the ordinary course of its business;

                     4.9.7 other than in the ordinary course of business, leased or effected any transfer of any of the assets, properties or rights of the Company;

                     4.9.8 other than in the ordinary course of business and consistent with past practices, entered into, made any amendment of, or terminated any lease, contract, license or other agreement to which the Company is a party;

                     4.9.9 effected any change in the accounting practices or procedures of the Company;

                     4.9.10 paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement, arrangement or transaction of any nature with, any stockholder, any officer or any director of the Company or any business or entity in which any stockholder, officer or director of the Company or any "affiliate" (as such term is defined in the Rules and Regulations of the Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended) of any such person has any direct or indirect interest, except for

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regular compensation paid to the Sellers who are also employees of the Company;

                     4.9.11 increased the compensation payable to any of the Company's directors, officers or employees or became obligated to increase any such compensation; and

                     4.9.12 entered into any other transaction other than in the ordinary course of business and consistent with past practices, or changed in any way the business policies or practices of the Company.

                 4.10 TAXES. The Company has duly filed all foreign, federal, state, county and local income, excise, sales, property, withholding, social security, franchise, license, information returns and other tax returns and reports required to have been filed by the Company prior to the date hereof. Each such return is true, correct and complete and the Company has paid all taxing authorities with respect to all periods prior to the date hereof required to have been paid by the Company and created sufficient reserves or made provision for all thereof accrued but not yet due and payable by it except as set forth in Schedule 4.10 hereto. Except as set forth on Schedule 4.10 hereto, the Company does not have any liability for any taxes, assessments, amounts, interest or penalties of any nature whatsoever except as reserved against in the Company's balance sheet dated as of May 16, 1996 (the "Balance Sheet") and there is no basis for any additional claim or assessment other than with respect to liabilities for taxes which may have accrued in the ordinary course of business

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since the date of the Balance Sheet. The Company has not been subject to examination by any federal or state taxing authority. No government or governmental authority is now asserting or threatening to assert any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to the Company. Complete and correct copies of the federal income tax returns of the Company for the year ended December 31, 1995, as well as any other tax returns requested by the Purchaser, have been heretofore delivered to the Purchaser. The Company has validly elected since inception, under the Internal Revenue Code of 1986 as amended, to be taxed as an S-Corporation.

                 4.11 CONTRACTS. Except only those contracts, agreements and commitments listed and described in Schedule 4.11 hereto (complete and correct copies of each of which have been heretofore delivered to the Purchaser, except for item 23 on Schedule 4.11), the Company is not a party to, and has no, contract, agreement or commitment of any kind or nature whatsoever, written or oral, formal or informal, including, without limitation, any (a) sales, advertising, license, franchise, distribution, dealer, agency, manufacturer's representative, or similar agreement, or any other contract relating to the payment of a commission, (b) pension, profit-sharing, bonus, stock purchase, stock option, retirement, severance, hospitalization, accident, insurance or other similar plan, arrangement or agreement involving benefits to current or former employees, (c) contract or commitment for the employment

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of any employee or consultant, (d) collective bargaining agreement or other contract with any labor union, (e) contract or commitment for services, materials, supplies, merchandise, inventory or equipment, (f) contract or commitment for the sale or purchase of any of its services, products or assets,
(g) mortgage, indenture, promissory note, loan agreement, guaranty or other contract or commitment for the borrowing of money or for a line or letter of credit, (h) contract or commitment with any of the Sellers or any former stockholder or any current or former director, officer or employee of the Company which will be in effect on the Closing Date, (i) contract or commitment with any government or governmental department, agency, bureau or instrumentality thereof, (j) contract pursuant to which the right to compete with any entity or person in the conduct of its business anywhere in the world is restrained or restricted for any reason or in any way, (k) contract or commitment guaranteeing the performance, liabilities or obligations of any entity or person, (1) contract or commitment for capital improvements or expenditures or with any contractor or subcontractor (m) contract or commitment for charitable contributions, (n) lease or other agreement or commitment pursuant to which it is a lessee of, or holds or operates, any real property, machinery, equipment, motor vehicles, office furniture, fixtures or similar personal property owned by any third party, or (o) any other contract or commitment (including any periods covered by any options to renew by any party), whether or not in the ordinary course of business.

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Except as set forth in Schedule 4.11, each of the contracts and commitments referred to therein is valid and existing, in full force and effect, and enforceable in accordance with its terms, and no party thereto is in default and no claim of default by any party has been made or is now pending, and no event exists which, with or without the lapse of time or the giving of notice, or both, would constitute a breach or default, cause acceleration of any obligation, would permit the termination or excuse the performance by any party thereto, or would otherwise adversely affect the business and/or assets of the Company. Except for item 1 of Schedule 4.11, no consent of the parties to the contracts set forth on Schedule 4.11 is required as a result of the sale of the Shares by the Sellers to the Purchaser for such contracts to remain enforceable, valid and in full force and effect.

                 4.12 ACCOUNTS RECEIVABLE. Except as set forth in Schedule 4.12 hereto, each account receivable reflected on the Balance Sheet constitutes a bona fide receivable resulting from a bona fide performance of services for a customer in the ordinary course of business, the amount of which was actually due on the date thereof and has been, or will be to the best of the Seller's knowledge, collected in the ordinary course of business. The books and records of the Company state correctly the facts with respect to each account receivable of the Company and the balance due thereon. Each payment reflected in such books and records as having been made on each such account receivable was made by the

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respective account debtor and not directly or indirectly by any director, officer, employee or agent of the Company, as the case maybe, unless such person is shown in said books and records as such account debtor and as set forth in
Schedule 4.12. There are no defenses, claims of disabilities, counterclaims, offsets, refusals to pay or other rights of set-off against any accounts receivable and there is no threatened, intended or proposed defense, claim of disability, counterclaim, offset, refusal to pay or other right of set-off with respect thereto. To the best of the Sellers' knowledge each account receivable existing on the Closing Date will be paid in full.

                 4.13 REAL PROPERTY. The Company owns no real property. Schedule
4.13 hereto is a complete and correct list of all real property or premises leased in whole or in part by the Company. The Company has legal and valid occupancy permits and other required licenses or government approvals for each of the properties and premises leased, used or occupied by the Company (copies of which have been heretofore delivered to the Purchaser). Each lease or other agreement of the Company for real property is in full force and effect and is a legal, valid and binding obligation as between the Company, as the case maybe, and the other party or parties thereto and the Company, as the case maybe, is a tenant or possessor in good standing thereunder, free of any default or breach whatsoever, and the Company has the legal right (without the consent or other approval of any other party) to possess and quietly enjoy each of such premises and

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properties under each of such leases or other agreements. Each rental and other payment due thereunder has been duly made; each act required to be performed which, if not performed, would constitute a material breach thereof has been duly performed; no act forbidden to be performed has been performed thereunder which, if protested, would constitute a material breach thereof; and there is not under any such lease or other agreement any default or claim of default or event which, with or without notice or the lapse of time, or both, would constitute a breach or default thereunder. No improvement, fixture or equipment in or on any such premises and properties, nor the occupation or leasehold with respect thereto, is in violation of any law, including, without limitation, any zoning, building, safety, health or environmental law, and each of such premises or properties is currently being used.

                 4.14 PERSONAL PROPERTY. Schedule 4.14 hereto is a true and complete list of (a) all tangible personal property owned by the Company having a book value at the date hereof in excess of $1,000.00 per item and (b) all personal property owned by a third party which is leased to, or otherwise used by, the Company, together with a description of the lease or other agreement relating to the lease, use or operation thereof, including, without limitation, leases or other agreements relating to the use or operation of any machinery, equipment, motor vehicles, office furniture or fixtures owned by any third party (complete

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and correct copies of which leases or other agreements have been heretofore delivered to the Purchaser).

                 4.15 INTANGIBLE PROPERTY. Schedule 4.15(a) hereto is a complete and correct list, together with a brief description (including, if applicable, date of application, filing or registration, as the case may be, and the registration or application number), of each trade secret, copyright, trade name, trademark, brand name, servicemark, or design, or representation or expression of any thereof or registration or application therefor ("Trade Rights"), whether or not registered in the name of, or applied for by, the Company, in which the Company has any rights or interest, whether through any contract or otherwise, and in each case a brief description of the nature of such rights and interests. Except as otherwise listed in Schedule 4.15(b), the Company is not a licensor or a licensee in respect of any Trade Right nor does the Company either pay or receive royalty payments to or from any third party in respect of any Trade Rights. The Company owns, or has the exclusive right to use, each Trade Right necessary to conduct, or be used in, their respective businesses as now operated and there are no conflicts with, or infringements of, the rights of others in respect thereof or any unauthorized use or misappropriation of any thereof.

                 4.16 INSURANCE. Schedule 4.16 hereto is a complete and correct list, together with a brief description (including name of insurer, agent, type of coverage, policy number, annual

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premium, amount of coverage, expiration date and any pending claims thereunder), of all insurance policies, including, without limitation, liability, burglary, theft, fidelity, life, fire, product liability, worker's compensation, health and other forms of insurance of any kind held by the Company; each such policy is valid and enforceable, outstanding and in full force and effect; the Company is the sole beneficiary of each such policy; no such policy, or the future proceeds thereof, has been assigned to any other person or entity; all premiums and other payments due from the Company under, or on account of, any such policy have been paid; there is no act or fact or failure to act which has caused or might cause, any such policy to be canceled or terminated; the Company has given each notice and presented each claim under each such policy and taken any other required or appropriate action with respect thereto in due and timely fashion; and each such policy is adequate for the business in which the Company is engaged. Complete and correct copies of each policy have been heretofore delivered to the Purchaser.

                 4.17 LITIGATION. Except as set forth in Schedule 4.17 hereto, no action, suit, claim, arbitration, governmental, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending or, to the best knowledge of the Sellers, threatened, at law or in equity or admiralty, before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, against or affecting the Company or any of the

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assets or business, operations, financial condition or prospects of the Company or (ii) in which an unfavorable judgment, decree or order would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transactions contemplated hereby; nor is there any basis for any such action, suit, claim, investigation or proceeding. Except as set forth in Schedule 4.17 hereto, there is no pending action, suit or proceeding which has been brought by or on behalf of the Company in any court, before any governmental agency or arbitration tribunal. The Company is not in default with respect to any order, writ, information or decree of any court or any federal, state, municipal or other governmental department, bureau, agency or instrumentality.

                 4.18 PERMITS. The Company has all permits, licenses, orders and approvals of all federal, state or local governmental regulatory bodies required for them to conduct their respective businesses as presently conducted; all such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by this Agreement. The Company is in compliance with each law, rule and regulation applicable to their respective businesses, including, without limitation, laws, rules and regulations respecting occupational safety, environmental

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protection and employment practices. The conduct of the business of the Company and all assets and properties utilized by the Company therein is in conformance with the requirements and regulations of the Occupational Safety and Health Administration.

                 4.19 DISCRIMINATION. Except as set forth in Schedule 4.19 hereto, the Company has not been found by any court or governmental department, commission, board, agency or instrumentality to have committed any act of sexual, religious, age or racial discrimination, any act of sexual harassment, or any other similar act which violates any federal, state or local law or regulation and there is not pending in any court or before any governmental department, commission, board, agency or instrumentality, or threatened, any claim with respect to any of the foregoing.

                 4.20 LABOR AGREEMENTS. The Company is not a party to any representation or labor contract. The Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees. In the event of termination of the employment of any said employees, the Company will not, by reason of anything done prior to the Closing Date, be liable to any of said employees for so-called "severance pay" or any other payments. The Company is in compliance with all federal, state and local laws and regulations respecting labor, employment and wages and hours. There is no unfair labor practice complaint against the Company pending before the National Labor Relations Board or any comparable state or local agency.

                 4.21 EMPLOYMENT ARRANGEMENTS. Schedule 4.21 hereto is a complete and correct list of the names and current annual salary, bonus, commission and perquisite arrangements, written or unwritten, for each director, officer and employee of the Company. Except as set forth in Schedule 4.21, no current or former director, officer or employee of the Company or any relative, associate or agent of such director, officer or employee has any interest in any property of the Company except as a stockholder, or is a party, directly or indirectly, to any contract for employment or otherwise or any lease or has entered into any transaction with the Company, including, without limitation, any contract for the furnishing of services by, or the rental of real or personal property from or to, or requiring payments to, any such director, officer, employee, relative, associate or agent.

                 4.22 CUSTOMERS. Schedule 4.22 hereto is a complete and correct list of the names and addresses of the ten (10) largest customers of the Company during the last fiscal year and the total sales to such customers made by the Company during the last fiscal year and the salesperson assigned to such customers. The Company has advised all of the Company's customers who represent in excess of one (1%) percent of the Company's sales during the last fiscal year of this transaction and no customer of the

Company representing in excess of one (1%) percent of the Company's sales during the last fiscal year has advised the Company, formally or informally, that it intends to terminate, discontinue or substantially modify or reduce its business with the Company (i) by reason of the transactions contemplated by this Agreement or (ii) otherwise.

                 4.23 EMPLOYEE PLANS. Schedule 4.23 hereto sets forth a complete and correct list of all pension, profit sharing and other employee benefit plans ("Employee Plans") maintained by the Company. The Company each have no liability on account of any such Employee Plan, except to the extent described in Schedule 4.23, including, but not limited to, liability for (a) additional contributions accruing under said Employee Plans with respect to periods commencing on or prior to the Closing Date; (b) fiduciary breaches by the Company, the trustees under a trust created under any of said plans, or any other persons under the ERISA, or any other applicable statute, regulation or rule; or (c) income taxes by reason of non-qualification of said Employee Plans.

                 4.24 ILLEGAL TRANSACTIONS. Neither the Company nor any current or former officer, director, employee or agent of the Company (nor any person acting on behalf of any of the foregoing) has, directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Company or assist the Company in connection with any actual or proposed transaction, which, if not given in the past, might have had an adverse effect on the business or prospects of the Company, or which, if not continued in the future, might adversely affect the business or prospects, of the Company, or which might subject the Company to suit or penalty in any private or governmental litigation or proceeding.

                 4.25 BANK ACCOUNTS. The Company has not and does not maintain a bank account or other account of any kind, whether domestic or foreign, which account was not reflected in the corporate books and records or which account was not listed, titled or identified in the name of the Company.

                 4.26 INVESTMENT REPRESENTATION. The Sellers are acquiring the Purchase Price Shares, the Purchase Price Warrants and the shares issuable upon the exercise of the Purchase Price Warrants for investment purposes only and not with a view toward any distribution thereof except in compliance with the Securities Act of 1933, amended.

                 4.27 MATERIAL DISCLOSURES. Neither this Agreement nor the representations and warranties by the Sellers contained herein or in any documents, instruments, certificates or schedules furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained herein and therein not misleading. There is no fact which adversely affects, or in the future may adversely affect, the business, operations, affairs, condition or prospects of the Company which has not been set forth in this Agreement or in the documents, instruments, certificates or schedules furnished pursuant hereto.

         5.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                 The Purchaser hereby represents and warrants to the Sellers as follows:

                 5.1. ORGANIZATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority, corporate or otherwise, to own, lease and operate its properties and carry on its business as and in the places where such properties are now owned, leased or operated or such business is now being conducted. Except as set forth on Schedule 5.1, the Purchaser does not have any subsidiaries. Each such subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has requisite power and authority, corporate or otherwise, to own, lease and operate its properties and carry out its business as and in the places where such properties are now owned, leased or operated or such business is now being conducted.

                 5.2 CAPITALIZATION. As of May 7, 1996, Except as set forth in
Schedule 5.2, the Purchaser has no authorized or outstanding securities.

                 5.3 AUTHORITY. The Purchaser has all requisite power and authority, corporate or otherwise, to enter into this Agreement and to assume and perform its obligations hereunder and under the Transaction Documents. The execution and delivery of this Agreement and the Transaction Documents and the performance by the Purchaser of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action of the Purchaser and no further action or approval, corporate or otherwise, is required in order to constitute this Agreement and the Transaction Documents as valid, binding and enforceable obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditor's rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or equity).

                 5.4 GOVERNMENT CONSENT. No consent, approval, authorization license or order of, registration or filing with, or notice to, any Governmental Authority or any other Person is necessary to be obtained, made or given by the Purchaser in connection with the execution, delivery and performance by the Purchaser of this Agreement or any other Transaction Document to which the Purchaser is a party or in connection with the consummation by the Purchaser of the transactions contemplated hereby or thereby.

                 5.5 CONFLICT. The execution and delivery of this Agreement or the Transaction Documents, the consummation of the transactions contemplated hereby or thereby, the fulfillment of the terms, conditions or provisions hereof or thereof and the compliance with the terms, conditions or provisions hereof and thereof (a) do not and will not conflict with, or violate any provision of, the Certificate of Incorporation or the By-Laws of the Purchaser or (b) do not and will not conflict with, or result in any breach of, any condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration under (whether after the giving of notice or lapse of time or both) any contract, mortgage, lien, lease, agreement, indenture, license, franchise, instrument, order, judgment or decree to which the Purchaser is a party or which is, or purports to be, binding upon the Purchaser, or (c) will not be in violation of any statute, rule or regulation applicable to the Purchaser.

                 5.6 PURCHASE FOR INVESTMENT. The Purchaser is acquiring the Shares for investment purposes only and not with a view toward any distribution thereof except in compliance with the Securities Act of 1933, as amended.

                 5.7 LEGAL PROCEEDINGS. Except as is set forth in Schedule 5.7, there is no pending or overtly threatened action, suit, claim, proceeding or investigation before any Governmental Authority against or involving the Purchaser which, if adversely determined, would, individually or in the aggregate together with all such actions, suits, claims, proceedings or investigations, have a material adverse effect on the ability of the Purchaser to perform its obligations, or consummate the transactions contemplated, hereunder or under any other Transaction Document to which the Purchaser is a party. Purchaser is not bound by or subject to any order, judgment, injunction, award or decree of any Governmental Authority or arbitration tribunal which has had or is reasonably likely to have a material adverse effect on the ability of any Purchaser to perform its obligations, or consummate the transactions contemplated, hereunder or under any other Transaction Document to which the Purchaser is a party.

                 5.8 FINANCIAL STATEMENTS. The Purchaser has heretofore delivered to the Sellers a copy of the Purchaser's financial statements for the nine-month period ended December 31, 1995 which have been prepared by the Purchaser's independent certified public accountants, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated (the "USAT Financial Statements"). The USAT Financial Statements (a) are true, correct and complete, (b) are in accordance with the books and records of the Purchaser, and (c) fairly, completely and accurately present the financial condition of the Purchaser at the dates specified or the results of its operations for the periods covered. Except for
(a) liabilities reflected or reserved against in the Financial Statements, (b) liabilities reflected in Schedule 5.8 hereto, or (c) liabilities incurred in the ordinary course of business since December 31, 1995, the Purchaser has no material liabilities or obligations.

                 5.9 TITLE. Except as set forth in the USAT Financial Statements or on Schedule 5.9 hereto, the Company owns outright, and has good and marketable title to, all of its assets, free and clear of any mortgage, lien, security interest, pledge, charge, claim, conditional sale or other agreement, lease, right or encumbrance of any sort.

                 5.10 TAXES. The Purchaser has duly filed all foreign, federal, state, county and local income, excise, sales, property, withholding, social security, franchise, license, information returns and other tax returns and reports required to have been filed by the Purchaser prior to the date hereof. Each such return is true, correct and complete and the Purchaser has paid all taxing authorities with respect to all periods prior to the date hereof required to have been paid by the Purchaser and created sufficient reserves or made provision for all thereof accrued but not yet due and payable by it. The Purchaser does not have any liability for any taxes, assessments, amounts, interest or penalties of any nature whatsoever except as reserved against in the Purchaser's balance sheet dated as of December 31, 1995 (the "USAT Balance Sheet") and there is no basis for any additional claim or assessment other than with respect to liabilities for taxes which may have accrued in the ordinary course of business since the date of the USAT Balance Sheet. No government or governmental authority is now asserting or threatening to assert any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to the Purchaser.

                 5.11 LITIGATION. Except as set forth in Schedule 5.11 hereto, no material action, suit, claim, arbitration, governmental, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending, at law or in equity or admiralty, before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, (i) against or affecting the Purchaser or any of the assets or business, operations, financial condition or prospects of the Purchaser or (ii) in which an unfavorable judgment, decree or order would restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transactions contemplated hereby; nor is there any basis for any such action, suit, claim, investigation or proceeding. Except as set forth in Schedule 5.11 hereto, there is no pending action, suit or proceeding which has been brought by or on behalf of the Purchaser in any court or before any governmental agency or arbitration tribunal. The Purchaser is not in default with respect to any order, writ, information or decree of any court or any federal, state, municipal or other governmental department, bureau, agency or instrumentality.

                 5.12 MATERIAL REPRESENTATIONS. No representation or warranty by the Purchaser in this Agreement or under any documents, instruments, certificates or schedules furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements of fact contained herein and therein not misleading. There is no fact which adversely affects, or in the future may adversely affect, the business, operations, affairs, condition or prospects of the Company which has not been set forth in this Agreement or in the documents, instruments, certificates or schedules furnished pursuant hereto or in the Purchaser's Registration Statement on Form S-4 which was filed with the Securities and Exchange Commission on May 6, 1996.

         6. RESTRICTIVE COVENANT. In consideration of a portion of the purchase price, as set forth in Schedule 6.1, for a period of four (4) years after the Closing Date, the R. Stutman and B. Stutman shall not:

                      6.1.1 directly or indirectly own any interest in, manage, operate, join, control, participate in, invest in, or otherwise be connected in any manner with, whether as an officer, director, employee, partner, investor or otherwise, any business entity which is engaged in the United States, in any business similar to the Purchased Business as conducted by the Company immediately prior to the Closing. Nothing contained in this Section 6.1.1 shall preclude R. Stutman or B. Stutman (a) while they are not employed by the Purchaser, from owning not more than two (2%) percent of the issued and outstanding shares of publicly traded common stock of a corporation engaged in the Purchased Business or (b) from owning shares in a mutual fund.

                      6.1.2 for itself or on behalf of any other person, partnership, corporation or entity, be in contact in any way with any customer or employee of the Company for the purpose of soliciting, diverting or taking away any customer or employee of the Company.

                 6.2 CONFIDENTIALITY. At all times after the Closing Date, the Sellers shall hold in a fiduciary capacity for the benefit of the Purchaser all confidential and proprietary information, trade secrets, knowledge and data relating to, or concerned with, the Company which is not in the public domain, and they shall not at any time after the Closing Date use any such information, knowledge, trade secrets or data for the benefit of any Person other than the Purchaser or its designees, or disclose or divulge any such information, knowledge, trade secrets or data to any Person, other than to the Purchaser or its designees.

                 6.3 EQUITABLE RELIEF. The Sellers agree that the remedy at law for any breach of the provisions of Sections 6.1 and 6.2 hereof will be inadequate and that the Purchaser shall be entitled to injunctive relief to compel the Sellers to perform or refrain from action required or prohibited hereunder. The necessity of protection against the competition of the Sellers and the nature and scope of such protection has been carefully considered by the parties hereto. The parties hereby agree and acknowledge that the duration, scope and geographic area applicable to the restrictions set forth in this Section 6 are fair, reasonable and necessary. The consideration provided for herein is sufficient and adequate to compensate the Sellers for agreeing to the restrictions contained in this Section. If, however, any court determines that the foregoing restrictions are not reasonable, such restrictions shall be modified, rewritten or interpreted to include as much of their nature and scope as will render them enforceable.

         7. SURVIVAL OF REPRESENTATIONS. All of the representations, warranties, covenants and agreements made by the parties to this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder for a period of two (2) years.

         8. INDEMNIFICATION

                 8.1 BY PURCHASER. The Purchaser shall defend and promptly indemnify the Sellers and save the Sellers harmless from, against, for and in respect of, and shall pay all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including, without limitation, reasonable attorneys' fees and other costs and expenses incident to, any action, investigation, claim or proceeding (all hereinafter collectively referred to as "Losses") suffered, sustained, incurred or required to be paid by the Sellers by reason of any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Purchaser hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect.

                 8.2 BY SELLERS. R. Stutman and B. Stutman shall, jointly and severally, defend and promptly indemnify the Purchaser and save and hold the Purchaser harmless from, against, for and in respect of, and pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to, any suit, action, investigation, claim or proceeding (all hereinafter collectively referred to as "Losses") suffered, sustained, incurred or required to be paid by the Purchaser by reason of any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Sellers, hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect.

                 8.3 CLAIM FOR INDEMNIFICATION. For purposes of this Article 8, the party entitled to indemnification shall be known as the "Injured Party" and the party required to indemnify shall be known as the "Other Party." In the event that the Other Party shall be obligated to the Injured Party pursuant to this Article 8, or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Other Party may become obligated to the Injured Party hereunder, the Injured Party shall give prompt written notice to the Other Party of the occurrence of such event. The Other Party agrees to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at the Other Party's own cost and expense. The Injured Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of its own choice. In the event that the Other Party fails to timely defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding, the Injured Party shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Other Party, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof.

         9. BROKERS. The Sellers and the Purchaser covenant and represent to each other that they had no dealings with any broker or finder in connection with this Agreement or the transactions contemplated hereby and no broker, finder or other person is entitled to receive any broker's commission or finder's fee or similar compensation in connection with any such transaction. Each of the parties agrees to defend, indemnify and hold harmless the other from, against, for and in respect of any and all losses sustained by the other as a result of any liability or obligation to any broker or finder on the basis of any arrangement, agreement or acts made by or on behalf of such other party with any person or persons whatsoever.

         10. MISCELLANEOUS

                 10.1 ENTIRE AGREEMENT. This Agreement (including the Schedules which are made a part hereof) constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement and in any financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by, or on behalf of, the party to be charged therewith.

                 10.2 NOTICES. Any and all notices or other communications or deliveries required or permitted to be given or made shall be in writing and delivered personally, or sent by certified or registered mail, return receipt requested and postage prepaid, or sent by overnight courier service as follows:

                          If to the Purchaser, at:

                          U.S. Alcohol Testing of America, Inc.
                          10410 Trademark Street
                          Rancho Cucamonga, California  91730

                          Attention:  President

                          With a copy to:

                          Gold & Wachtel, LLP
                          110 East 59th Street
                          New York, New York  10022
                          Attention:  Robert Berend, Esq.

                          If to the Sellers, at:

                          c/o Roberts, Carroll, Feldstein & Peirce
                          10 Weybosset Street
                          Providence, Rhode Island  02903-2808
                          Attention:  Edward D. Feldstein, Esq.

or at such other address as any party may specify by notice given to such other party in accordance with this Section 10.2. The date of giving of any such notice shall be the date of hand delivery, two days after the date of the posting of the mail or the date when deposited with the overnight courier.

                 10.3 WAIVER. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

                 10.4 GOVERNING LAW. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of California applicable to contracts to be performed entirely within that State, without giving effect to the principles of conflicts of law. The parties hereto agree that any suit or proceeding arising out of this Agreement or the consummation of the transactions contemplated hereby shall be brought only in a federal or state court located in the County of San Bernadino, State of California or County of Palm Beach, State of Florida; provided, however, that neither party waives its right to request the removal of such action or proceeding from the state court to a federal court in such jurisdiction. The parties hereto each waive any claim that such jurisdiction is not a convenient forum for any such suit or proceeding and the defense of lack of personal jurisdiction.

                 10.5 SEVERABILITY. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

                 10.6 EXPENSES. Except as otherwise provided herein, the Purchaser and the Sellers shall each bear their own expenses in connection with this transaction.

                 10.7 BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns or heirs and personal representatives.

                 10.8 HEADINGS. The headings or captions under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

                 10.9 PUBLICITY. All press releases, filings and other publicity concerning the transactions contemplated hereby will be subject to review and approval by both R. Stutman and the Purchaser, such approval not to be unreasonably withheld. Such approval shall not be required if the person issuing such publicity reasonably believes it to be necessary for compliance with law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date and year first above written.

                                  U.S. ALCOHOL TESTING OF AMERICA, INC..


                                         By:
                                            ----------------------------
                                                 President

                                         -------------------------------
                                         ROBERT STUTMAN


                                         -------------------------------
                                         BRIAN STUTMAN


                                         -------------------------------
                                         MICHAEL ROCHELLE

                                         -------------------------------
                                         KIMBERLY ROCHELLE


                                         -------------------------------
                                         SANDRA DEBOW

                                                                 Exhibit A to
                                                     Stock Purchase Agreement


                             SECURED PROMISSORY NOTE

                               New York, New York
                                  May 21, 1996


         FOR VALUE RECEIVED, the undersigned U.S. Alcohol Testing of America, Inc. (the "Maker"), hereby unconditionally promises to pay to the order of Robert Stutman (the "Holder") the principal amount of Two Hundred Thirty Nine Thousand Seven Hundred Sixty ($239,760) Dollars to be paid on May 20, 1997, together with interest at a rate of 7.5% per annum. All payments of principal hereunder shall be made in lawful money of the United States, in immediately available funds at 7394 Panache Way, Boca Raton, Florida (or at such other place as the Holder of this Note may designate in writing to the Maker).

         In the event that any payment of principal or interest hereunder shall become due on a Saturday, Sunday or legal or bank holiday under the laws of the place of which such payment is to be made hereunder, such payment shall be made on the next succeeding business day. All payments hereunder shall first be applied to accrued interest and then to principal.

         This Note is the promissory note referred to as the Note in the Stock Purchase Agreement, dated as of May 21, 1996 (the "Stock Purchase Agreement"), by and among the Holder, the Maker, Sandra DeBow, Michael Rochelle, Kimberly Rochelle and Brian Stutman. This Note is secured by a lien on the Maker's assets pursuant to a Security Agreement between the Holder and the Maker dated as of May 21, 1996 (the "Security Agreement").

         1. Prepayment. The unpaid principal amount of this Note may be prepaid at any time in whole, or in part, by the Maker without penalty.

         2. Mandatory Prepayment The unpaid principal amount of this Note shall be prepaid in accordance with Section 2.3 of the Stock Purchase Agreement.

         3. Events of Default.

            a. If any of the following events shall occur during the term hereof, such event shall be deemed a default by the Maker hereunder ("Event of Default"):

               i) The Maker shall have defaulted on the payment of any principal or interest hereunder when it shall have become due and payable; or

               ii) The Maker shall have defaulted in the payment of principal or interest due under the Promissory Note issued to Robert Stutman pursuant to the Stock Purchase Agreement, as and when it shall have become due and payable; or

               iii) There shall have been entered any order, judgment or decree by a court of competent jurisdiction for relief in respect of the Maker under any applicable federal, state or foreign bankruptcy law or other similar law, or appointing a receiver, assignee, trustee of all or a substantial part of the Maker's property, assets or revenues and that order, judgment or decree shall have been continued unstayed, unbonded and in effect for a period of 120 days; or

               iv) The filing by the Maker of a petition or consent to a petition seeking relief under Title 11 of the United States Code, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or the consent by the Maker to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession by a receiver, liquidator, assignee, trustee, custodian, of any substantial part of the property, assets or revenues of the Maker or the making by the Maker of an assignment for the benefit of creditors; or

               v) The occurrence of a default under the Security Agreement.

            b. In the case of an Event of Default, without any demand, presentment, protest or other notice whatsoever to the Maker, or other statutory or other rights of redemption, or any other action by the Holder, all of which are hereby expressly waived by the Maker, the unpaid principal amount hereof and all accrued interest shall become immediately due and payable in full upon the occurrence of any such event and the holder may exercise simultaneously or seriatim any or all of such other rights and remedies as may be lawfully permitted under Federal law or state law and any and all of the remedies of the Holder set forth herein.

         4. Loss, etc., of Note. Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Maker, if lost, stolen, destroyed or mutilated, the Maker shall execute and deliver to the Holder a new note identical in all respects to this Note.

         5. Waivers. The Maker hereby waives diligence, presentment, protest and demand, and also notice of protest, of demand, of non- payment, of dishonor and of maturity.

         6. Governing Law. This Note shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of California applicable to contracts to be performed entirely within that State, without giving effect to the principles of conflicts of law. Any suit or proceeding arising out of this Note shall be brought only in a federal or state court located in the County of Palm Beach, State of Florida or County of San Bernadino, State of California; provided, however, that neither party waives its right to request the removal of such action or proceeding from the state court to a federal court in such jurisdiction. The parties hereto each waive any claim that such jurisdiction is not a convenient forum for any such suit or proceeding and the defense of lack of personal jurisdiction.

         7. Collection. The Maker hereby agrees to pay, upon demand, in lawful money of the United States of America, all of the Holder's reasonable costs and expenses of enforcement and collection of this Note, including reasonable attorneys' fees and disbursements, in the event and to the extent that the Holder seeks to enforce any of the terms or covenants of this Note, including, without limitation, the Maker's obligations to pay the principal and interest thereof pursuant to the terms hereof.


                                U.S. ALCOHOL TESTING OF AMERICA, INC.

                                By:______________________________
                                Title:

                                                                   Exhibit B to
                                                       Stock Purchase Agreement

Warrant No.    5                             22,500 Shares
            --------




         NO SALE, OFFER OR TRANSFER OF THIS WARRANT OR THE SHARES ISSUABLE UPON EXERCISE THEREOF SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH TRANSACTION IS THEN IN EFFECT OR THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.


THIS WARRANT WILL BE VOID AFTER 5:00 P.M., NEW YORK TIME, ON MAY 20, 1999

                                     WARRANT
                     TO SUBSCRIBE FOR AND PURCHASE SHARES OF
                                 COMMON STOCK OF

                      U.S. ALCOHOL TESTING OF AMERICA, INC.


         This certifies that, for value received, KIMBERLY ROCHELLE (hereinafter called the "Holder"), or registered assigns, is entitled, at any time or from time to time at or after May 21, 1996, with respect to the shares issuable upon the exercise of this Warrant (the "Commencement Date") and at or before 5:00 P.M., New York time, on May 20, 1999 (the "Expiration Date"), to subscribe for and purchase an aggregate of 22,500 fully paid and non-assessable shares of the common stock, $.01 par value (the "Common Stock"), of U.S. Alcohol Testing of America, Inc., (hereinafter called the "Corporation") at a purchase price of $3.125 per share (the "Purchase Price"), subject to adjustment as provided in
Section 3 hereof, payable in lawful money of the United States of America, upon surrender of this Warrant and payment of the Purchase Price to the Corporation at its principal office (currently 10410 Trademark Street, Rancho Cucamonga, California 91730) or at such other place as the Corporation may designate by written notice to the Holder.

1.       Exercise

         The Warrant evidenced hereby may be exercised from time to time, in whole or in part, from the Commencement Date until the Expiration Date, provided that in no event may any fractional share of the Common Stock be issued. In the event that a fractional share would otherwise be issued as a result of any adjustment made pursuant to Section 3 hereof or otherwise, payment for such fractional share shall be made on the basis of the Market Price on the date of exercise. For the purpose of this Section 1, the term "Market Price" shall mean
(a) if the Common Stock is traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the closing sales price (or, if no sales on that day, the high bid price) or (b) if the Common Stock is not traded as provided in subsection (a), the closing bid price as reported in the OTC Bulletin Board of the National

Association of Securities Dealers, Inc. (the "NASD") or in the pink sheets by the National Quotation Bureau, Inc.

         Upon any exercise of the Warrant evidenced hereby, the form of election to purchase set forth as Exhibit A hereto shall be properly completed, executed and delivered to the Corporation, together with full payment to the Corporation of the Purchase Price for the shares as to which the Warrant is exercised by certified check or bank draft. In the event that there is only a partial exercise of the Warrant evidenced hereby, there shall be issued to the Holder a new Warrant Certificate, in all respects similar to this Warrant Certificate, evidencing the number of shares of the Common Stock still available for exercise.

         Upon receipt of full payment and properly completed documentation, the Corporation shall then cause the Transfer Agent for the Common Stock to issue fully paid and nonassessable shares of the Common Stock as are represented by the exercise.

         If this Warrant shall be surrendered upon exercise within any period during which the transfer books for the Common Stock are closed for any purpose, the Corporation shall not be required to make delivery of certificates for shares of the Common Stock until the date of the reopening of said transfer books.

2.       Expiration Date

         The Warrant evidenced hereby may not be exercised before the Commencement Date or after the Expiration Date with respect to the shares of the Common Stock as to which the Warrant may be exercised and, to the extent not exercised by the Expiration Date, the Warrant evidenced hereby shall become void.

3.       Adjustments

         Subject to the provisions of this Section 3, the Purchase Price and the shares of the Common Stock as to which the Warrant may be exercised shall be subject to adjustment from time to time as hereinafter set forth:

                   (a) If at any time, or from time to time, the Corporation shall, by subdivision, consolidation, or reclassification of shares, or otherwise, change as a whole the outstanding shares of the Common Stock into a different number or class of shares, the number and class of shares so changed shall replace the shares outstanding immediately prior to such change and the Purchase Price and the number of shares purchasable under this Warrant immediately prior to the date on which such change shall become effective shall be proportionately adjusted.

                  (b) Irrespective of any adjustments or change in the Purchase Price or the number of securities actually purchasable under this Warrant, this Warrant may continue to express the exercise price and the number of securities purchasable thereunder as the Purchase

Price and the number of securities purchasable were expressed in this Warrant when initially issued.

                  (c) If at any time while this Warrant is outstanding, the Corporation shall consolidate with, or merge into, another corporation, firm or entity, or otherwise enter into a form of business combination, the Holder of this Warrant shall thereafter be entitled upon exercise thereof to purchase, with respect to each security purchasable thereunder immediately prior to the date on which such consolidation or merger or other form of business combination shall become effective, the securities or property to which a holder of one such security would have been entitled upon such consolidation or merger or other form of business combination, without any change in, or payment in addition to, the Purchase Price in effect immediately prior to such consolidation or merger or other form of business combination, and the Corporation shall take such steps in connection with such consolidation or merger or other form of business combination as may be necessary to assure that all this provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant.

                   (d) The Board of Directors of the Corporation, in its discretion, may, at any time during the exercise period of this Warrant, extend the exercise period or reduce the Purchase Price for this Warrant.

                   (e) Upon the happening of any event requiring the adjustment of the exercise price hereunder, the Corporation shall forthwith give written notice thereof to the Holder of this Warrant stating the adjusted Purchase Price and the adjusted number of securities purchasable upon the exercise thereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Corporation's independent public accountants shall be conclusive evidence of the correctness of any computation made hereunder.

4.       Notice to Holder

                   Nothing contained herein shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders for the election of directors of the Corporation or any other matter, or any other rights whatsoever as a stockholder of the Corporation; provided, however, that in the event that:

                  (a) the Corporation shall take action to make any distribution (other than cash dividends payable out of earnings or earned surplus) on the Common Stock;

                  (b) the Corporation shall take action to offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights or securities convertible into the Common Stock;

                   (c) the Corporation shall take action to accomplish any capital reorganization, or reclassification of the capital stock of the Corporation (other than a change in par value, or a change from par value to no par value, or a change from no par value to par value, or a subdivision or combination of the Common Stock), or a consolidation or merger of the Corporation into, or a sale of all or substantially all of its assets to, another corporation; or

                   (d) the Corporation shall take action looking to a voluntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall, (x) at least 10 days prior to the date on which the books of the Corporation shall close or a record date shall be taken for such distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause notice thereof to be sent to the Holder at the address appearing on the Warrant register of the Corporation and, (y) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause at least 10 days' prior written notice of the date when the same shall take place to be given to the Holder in the same manner. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such distribution or subscription rights, the date on which the holders of the Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their shares of the Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give such notice or any defect therein shall not affect the legality or validity of any of the matters set forth in this Section 4 inclusive.

5.       Transfers and Exchanges

         The Corporation shall transfer, from time to time, this Warrant upon the books to be maintained by the Corporation for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Corporation. If this Warrant is so cancelled it shall be delivered to the Corporation upon request. This Warrant may be exchanged at the option of the holder thereof, when surrendered at the office of the Corporation, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the rights to purchase a like number of shares. Anything in this Section 5 to the contrary notwithstanding, no transfer shall be made if such transfer would violate Section 5 of the Securities Act of 1933, as amended.

6.       Payment of Taxes

         The Corporation will pay any documentary stamp taxes attributable to the initial issuance of the Common Stock issuable upon the exercise of this Warrant; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for the Common Stock in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case the Corporation shall not be required to issue or deliver any certificates for the Common Stock or any Warrant for remaining shares until the person requesting the same has paid to the Corporation the amount of such tax or has established to the Corporation's satisfaction that such tax has been paid.

7.       Mutilated or Missing Warrants

         In case that this Warrant shall be mutilated, lost, stolen or destroyed, the Corporation may in its discretion issue and deliver in exchange and substitution for, and upon cancellation of, the mutilated Warrant, or in lieu of, and in substitution for, the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Corporation of such loss, theft or destruction of such Warrant. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such reasonable charges as the Corporation may prescribe.

8.       Reserve

         The Corporation covenants and agrees that, from time to time, there will be authorized and available for delivery a sufficient number of its shares of the Common Stock or other securities into which this Warrant is then exercisable to permit the exercise of all of this Warrant at the time outstanding as and when the certificates shall, from time to time, be deliverable in accordance with Section 1 hereof. In the event that there are insufficient shares or other securities for such purpose, the Corporation shall use its best efforts to seek stockholder approval for an Amendment to the Corporation's Certificate of Incorporation and/or to take such other action as is necessary or appropriate to cause such shares or other securities to be authorized.

9.       Governing Law

         The Warrant evidenced hereby shall be construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that State, without giving effect to any principles of conflicts of laws.

         IN WITNESS WHEREOF, U.S. Alcohol Testing of America, Inc. has caused this Warrant to be signed manually by a duly authorized officer of the Corporation.


                                 By:____________________________________
                                           Robert Stutman
                                           Chief Executive Officer

                                    EXHIBIT A

                              ELECTION TO PURCHASE

To U.S. Alcohol Testing of America, Inc.

   ___________________________________

   ___________________________________

   ___________________________________

         The undersigned hereby irrevocably elects to exercise the Warrant represented by the within Warrant Certificate to purchase ________________ shares of the Common Stock issuable upon the exercise of the Warrant and requests that certificates for such shares shall be issued in the name of


_________________________________________________________________
                                (Name)

_________________________________________________________________
                              (Address)

_________________________________________________________________
                          (Taxpayer number)

and be delivered
to_______________________________________________________________
                                (Name)

at_______________________________________________________________
                              (Address)

and, if said number of shares of the Common Stock shall not be all the shares of the Common Stock evidenced by the within Warrant Certificate, that a new Warrant Certificate for the balance remaining of such said shares be registered in the name of

_________________________________________________________________
                                (Name)

_________________________________________________________________
                              (Address)

_________________________________________________________________
                          (Taxpayer number)

and delivered to the undersigned at the address below stated.

Dated:________________, 19__

Name of holder of Warrant Certificate:

_________________________________________________________________
                              (please print)

_________________________________________________________________
                                (Address)

_________________________________________________________________
                               (Signature)

                                    Note:   The above signature must
                                            correspond with the name as
                                            written upon the face of
                                            this Warrant Certificate in
                                            every particular, without
                                            alteration or enlargement
                                            or any change whatever.

                                   ASSIGNMENT

                    (to be executed by the registered holder
                   to effect a transfer of the within Warrant)



FOR VALUE RECEIVED

hereby sells, assigns and transfers unto______________________________________

______________________________________________________________________________
                                      (Name)

______________________________________________________________________________
                                     (Address)

______________________________________________________________________________

the right to purchase the __________ shares of Common Stock evidenced by this Warrant, and does hereby irrevocably constitute and appoint _________________ to transfer the said right on the books of the Corporation, with full power of substitution.


Dated:_____________________




                                   ___________________________________________
                                   (Signature)



Notice: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, or by a firm having membership on a registered national securities exchange or in the NASD.

                                                                   Exhibit C to
                                                       Stock Purchase Agreement

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated May 21, 1996 made by and among U.S. ALCOHOL TESTING OF AMERICA, INC., a Delaware corporation (the "Grantor"), ROBERT STUTMAN and BRIAN STUTMAN, (collectively the "Secured Parties").


                              W I T N E S S E T H :

         WHEREAS, the Grantor and the Secured Parties are parties to a Stock Purchase Agreement, dated as of May 21, 1996 (such Agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Stock Purchase Agreement");

         WHEREAS, pursuant to the Stock Purchase Agreement, the Grantor has agreed to pay $400,000 in the aggregate to the Secured Parties by the delivery to each of the Secured Parties of a promissory note, each dated May 21, 1996 (collectively the "Notes") each in the following amounts:

                   Robert Stutman   -   $   239,760.00

                   Brian Stutman    -   $160,240.00; and

         WHEREAS, pursuant to the Stock Purchase Agreement the Grantor has agreed to execute and deliver to the Secured Parties a security agreement providing for the grant to the Secured Parties of a security interest in certain of the personal property of the Grantor.

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in the Stock Purchase Agreement, the Grantor hereby agrees with the Secured Parties as follows:

         SECTION 1. DEFINITIONS. Reference is hereby made to the Stock Purchase Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Settlement Agreement or in Article 9 of the Uniform Commercial Code currently in effect in the State of California (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         SECTION 2. GRANT OF SECURITY INTEREST.

              2.1 As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Secured Parties, and grants to the Secured Parties a continuing security interest in, all tangible and intangible personal property and fixtures of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired of every kind and description, (collectively, the "Collateral"), including, without limitation, the following:

              (a) all of the Grantors, right, title and interest in and to all equipment, vehicles, furniture, fixtures and machinery, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

              (b) all of the Grantor's right, title and interest in and to all inventory of any kind (including, without limitation, all types of goods, property and other assets that are held by the Grantor for sale, lease or other disposition in the ordinary course of the Grantor's business or to be furnished under a contract for services, whether such goods, property and other assets are raw, in process and finished, and materials and supplies used or consumed in the business of the Grantor, and goods returned to or repossessed by the Grantor and goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind), and all accessions thereto and products thereof (any and all such inventory, accessions and products being hereinafter referred to as the "Inventory");

              (c) all of the Grantor's right, title and interest in and to (i) all present and future accounts, contract rights, chattel paper, documents and instruments (as such terms are defined in the Code), (ii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and liens, in, to and in respect of any credit, insurance, accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts, and deposits or other security for the obligation of any account debtor, (iii) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for the Grantor,
(iv) all rights now or hereafter existing in and to all security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any accounts, contract rights, chattel paper, instruments, documents or other rights or obligations, and (v) all of the Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods (any and all such accounts, contract rights, chatter paper, instruments documents and rights and obligations being hereinafter referred to as the "Receivables");

              (d) (i) all of the Grantor's right, title and interest in and to all general intangibles, (ii) all rights, interest, choses in action, causes of action, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iii) all trademarks, patents, trade secrets, licenses, copyrights, goodwill, inventions, designs, registrations, permits, franchises and licenses; (iv) all computer programs, software, printouts and correspondence, and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnerships and joint ventures, including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; (x) all credits with and other claims against third parties (including carriers and shippers) other than Receivables);
(xi) all rights to indemnification; (xii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiii) all proceeds of insurance of which such Grantor is the beneficiary; (xiv) all letters of credit, guaranties, liens, security interests and other security held by or granted to such Grantor; and (xv) all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever arising (hereinafter collectively referred to as "General Intangibles").

              (e) all of the Grantor's right, title and interest in and to all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and

              (f) all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Parties are the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

              2.2 The Collateral shall not include any shares of stock or other securities owned by the Grantor, cash, cash equivalents, contracts set forth on
Exhibit 2.2 hereof and the other assets set forth on Exhibit 2.2 hereof.

         SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations (the "Obligations"): the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by the Grantor to the Secured Parties under the Notes.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

              (a) The Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and (ii) has all requisite power and authority to execute, deliver and perform this Agreement.

              (b) The execution, delivery and performance by the Grantor of this Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding or affecting the Grantor or any of its properties, and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

              (c) This Agreement is a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general equity principles affecting the enforcement of creditors' rights generally.

              (d) The Grantor is and will be at all times the owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance, except for (i) the security interest created by this Agreement,
(ii) the security interests and other encumbrances described in Schedule I hereto and (iii) any purchase money security interest granted by the Grantor with respect to Equipment acquired after the date hereof. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Secured Parties relating to this Agreement, and
(ii) such as may have been filed to perfect or protect any security interest or encumbrance described in Schedule I hereto. The filing of UCC-1 Financing Statements in the filing offices set forth on Schedule II is necessary to perfect the security interest granted hereunder in the Collateral.

              (e) The exercise by the Secured Parties of any of their rights and remedies hereunder will not contravene any law or any contractual restriction binding or affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         SECTION 5. COVENANTS AS TO THE COLLATERAL. So long as any of the Obligations shall remain outstanding, unless the Secured Parties shall otherwise consent in writing:

              (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Parties may request in order (i) to perfect the security interest purported to be created hereby, (ii) to enable the Secured Parties to exercise and enforce their rights and remedies hereunder in respect of the Collateral, or (iii) to effect otherwise the purposes of this Agreement.

              (b) Transfers and Other Liens. The Grantor will not (i) sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Collateral (except for sales of Inventory in the ordinary course of business), or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for
(A) the security interest created hereby, (B) the security interests and other encumbrances described in Schedule I hereto and (C) purchase money security interests granted by the Grantor in Equipment acquired after the date hereof.

         SECTION 6.  ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

              The Grantor hereby authorizes the Secured Parties to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral which the Secured Parties may deem necessary or desirable.

         SECTION 7. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

              (a) The Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and may also (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Parties forthwith assemble all or part of the Collateral as directed by the Secured Parties and make it available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to both parties, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Parties may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (b) All cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Secured Parties (after payment of any amounts payable to the Secured Parties pursuant to Section 8 hereof) against, all of the Obligations as is set forth in Section 7(d) below. Any surplus of such cash or cash proceeds held by the Secured Parties and remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to such person as may be lawfully entitled to receive such surplus.

              (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the rate specified in the Notes, together with the costs of collection and the reasonable fees and expenses of any attorneys employed by the Secured Parties to collect such deficiency.

              (d) All cash proceeds received by the Secured Parties in respect of any sale of the Collateral shall be applied by the Secured Parties (after payment of any amounts payable to the Secured Parties pursuant to Section 8 hereof) against the Obligations on a pro rata basis based upon the ratio that the original principal amount of each Secured Parties Note bears to the aggregate original principal amount of all of the Notes. All decisions to be made by the Secured Parties under this Agreement with respect to the Collateral and the security interest granted hereunder, including, without limitation, whether to exercise the Secured Parties' rights upon an Event of Default, shall be made solely by Robert Stutman, in his sole discretion, on behalf of all of the Secured Parties. In the event Robert Stutman is deceased or incompetent, all decisions shall be made by Brian Stutman, including, under Section 10(a) hereof.

         SECTION 8.  INDEMNITY AND EXPENSES.

              (a) The Grantor agrees to indemnify the Secured Parties from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Secured Parties' gross negligence or willful misconduct.

              (b) The Grantor will, upon demand, pay to the Secured Parties the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Secured Parties' counsel and of any experts and agents, which the Secured Parties may incur in connection with the exercise or enforcement of any of the rights of the Secured Parties hereunder.

         SECTION 9.  NOTICES, ETC.

              All notices and other communications provided for hereunder shall be in writing and shall be sent by overnight courier service or hand delivered, if to the Grantor, to it at: 10410 Trademark Street Rancho Cucamonga, California 91730; if to the Secured Parties, to them at: c/o Edward D. Feldstein, Esq., Roberts, Carroll, Feldstein & Peirce, 10 Weybosset Street, Providence, Rhode Island 02903-2808. All such notices and other communications shall be effective
(i) if mailed, when received or three days after mailing, whichever occurs first, (ii) if sent by overnight courier, one business day after sending; (iii) if hand delivered, upon delivery, provided same is on a business day and, if not, on the next business day.

         SECTION 10.  MISCELLANEOUS.

              (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and Robert Stutman, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by Robert Stutman, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              (b) No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder or under the Notes. The rights and remedies of the Secured Parties provided herein and in the Notes are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties under this Agreement and the Notes are not conditional or contingent on any attempt by the Secured Parties to exercise any of their rights against any other person.

              (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

              (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations, (ii) be binding on and inure to the benefit of the Grantor and the Secured Parties and their successors and assigns.

              (e) Upon the satisfaction in full of the Obligations: (i) this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Secured Parties will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

              (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California applicable to contracts made and to be performed herein without consideration as to choice of law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                               U.S. ALCOHOL TESTING OF AMERICA, INC.

                               By:____________________________

                               Name:

                               Title:


                               _______________________________
                               ROBERT STUTMAN


                               _______________________________
                               BRIAN STUTMAN

                                                                   Exhibit D to
                                                       Stock Purchase Agreement


                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is made as of the 21st day of May 1996, by and between U.S. Alcohol Testing of America, Inc., a Delaware corporation (the "Company), Robert Stutman, Brian Stutman, Michael Rochelle, Kimberly Rochelle and Sandra DeBow (collectively the "Sellers").


                                    RECITALS

         WHEREAS, the Company and the Sellers are parties to a Stock Purchase Agreement, dated May 21, 1996 (the "Stock Purchase Agreement"), pursuant to which the Company purchased from the Sellers all of their shares of common stock of Robert Stutman Associates, Inc. (the "RSA Shares");

         WHEREAS, a portion of the purchase price for the RSA Shares consists of 500,000 shares (the "Purchase Price Shares") of the Common Stock of the Company, $.001 par value (the "Common Stock") and warrants (the "Warrants") to purchase 900,000 shares of the Common Stock (the share issuable upon the exercise of the Warrants are hereinafter referred to as the "Underlying Shares");

         WHEREAS, the Sellers are holders of Warrants and Purchase Price Shares as is set forth in Exhibit A annexed hereto;

         WHEREAS, each of the Sellers and the Company hereby agree that this Agreement shall govern the rights of the Sellers to cause the Company to register his Purchase Price Shares and Underlying Shares.

         NOW, THEREFORE, the parties hereby agrees as follows:

         1. Registration Rights. The Company covenants and agrees as follows:

                  1.1  Definitions.  For purposes of this Agreement:

                        (a) The term "register", "registered", and
"registration" refer to a registration affected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act") and the use, by the Company, of its best efforts to cause the declaration or ordering of effectiveness of such registration statement or document.

                        (b) The term "Registrable Securities" means (1) the Purchase Price Shares and the Underlying Shares, and (2) any shares of the Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Purchase Price Shares and Underlying Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his, her or its rights under this
Section 1 are not assigned.

                        (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of the Common Stock outstanding which are, and the number of shares of the Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                        (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 hereof.

                   1.2 Company Registration. If, at any time after the date of the issuance of the Purchase Price Shares and the Warrants (but without any obligation to do so), the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration statement or Form S-8 or Form S-4 or any successor form thereto), the Company shall, at such time, promptly give each Holder written notice of such registration. The Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities owned by each Holder to be registered under the Act under the proposed registration statement unless within twenty (20) days after the mailing of the notice by the Company a Holder gives the Company written notice in accordance with Section 2.5 that he does not want all or a portion of the Registrable Securities to be so registered.

                        In the event that the Company does not by September 1, 1996 register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration statement or Form S-8 or Form S-4 or any successor form thereto), the Holder may demand that the Company register under the Act, all or a portion of the Registrable Securities owned by each such Holder. Such demand may only be made one time in the aggregate for all of the Holders. Such demand may only be made if Robert Stutman consents thereto in writing.

                   1.3 Obligations of the Company. Whenever undertaking under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and keep such registration statement effective for one hundred eighty
(180) days or such shorter period as requested by the Holders of a majority of the Registrable Securities registered thereunder.

                        (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its best efforts to register and quality the securities covered by such registration statement under such other securities or Blue Sky laws of the States of Florida and New York and the Commonwealth of Massachusetts, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of the Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                        (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of the Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of the Registrable Securities.

                   1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                   1.5 Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification, to the extent set forth in Section 1.3, of the Registrable Securities with respect to the first registration pursuant to Section 1.2 for each Holder (which right may be assigned as provided in Section 1.10), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities.

                   1.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

                   1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                   1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder who is not a director or executive officer of the Company, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damage,s or liabilities (or actions in respect thereto) arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action) such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                        (d) If the indemnification provided for in this Section
1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                   1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in Commission Rule 144 promulgated under the Act;

                        (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 promulgated under the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual and quarterly reports of the Company and such other report and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

                   1.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                   1.11 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after May 20, 2001; provided that at least two registration statements of the Company have been declared effective prior to such date with respect to which the Holders are entitled to exercise the rights provided for in this Section 1.

         2.  Miscellaneous.

                   2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Warrants, the Purchase Price Shares or any shares issued or issuable upon the exercise of the Warrants). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                   2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

                   2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                   2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid or upon deposit with an express courier, addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (1) days advance written notice to the other parties.

                   2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                   2.7 Amendments and Waivers. The Company and Holders of 50% of the Purchase Price Shares, the Warrants and the Underlying Shares can agree to an amendment of, or a waiver to, the terms of this Agreement.

                   2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               U.S. ALCOHOL TESTING OF AMERICA, INC.


                               By:_________________________________


                               ____________________________________
                                    ROBERT STUTMAN

                               ____________________________________
                                    BRIAN STUTMAN

                               ____________________________________
                                    MICHAEL ROCHELLE

                               ____________________________________
                                    KIMBERLY ROCHELLE

                               ____________________________________
                                    SANDRA DEBOW

                           EXHIBIT A

                                               Purchase Price
Sellers                     Warrants               Shares
- -------                     --------               ------
Robert Stutman              474,750            263,750
Brian Stutman               317,250            176,250
Sandra DeBow                 18,000             10,000
Michael Rochelle             67,500             37,500
Kimberly Rochelle            22,500             12,500